May 3, 2010

Supplement

SUPPLEMENT DATED MAY 3, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED FUND
Dated May 29, 2009

The penultimate paragraph under the section entitled "The Fund—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 15% of its net assets in real estate investment trusts ("REITs"). The Fund may also invest in options and futures, commercial mortgage-backed securities ("CMBS"), forward foreign currency exchange contracts, structured products, stripped mortgage-backed securities, inverse floating obligations ("inverse floaters"), swaps and municipal securities, which may include Build America Bonds.

The following replaces the paragraph under the section entitled "The Fund—Principal Risks—Other Risks.":

The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in options and futures, CMBS, forward foreign currency exchange contracts, structured products, stripped mortgage-backed securities, inverse floaters, swaps and municipal securities. For more information about these risks, see the "Additional Risk Information" section.

The following is added after the tenth paragraph under the section entitled "The Fund—Additional Investment Strategy Information":

Municipal Securities. The Fund may invest in municipal securities, which may include Build America Bonds. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. However, the Fund may purchase municipal bonds that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation securities are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax.

The following is added as the last paragraph under the section entitled "The Fund—Additional Risk Information":

Municipal Securities. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer's full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

Issuance of Build America Bonds will cease on December 31, 2010, unless extended. In the event that the Build America Bond program is not extended, the number of Build America Bonds available in the market will be limited, which may negatively affect the value of the Build America Bonds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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